FIFTH AMENDMENT TO

                              THE SOUTHERN COMPANY

                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, the Company desires to amend the Plan to clarify offset provisions applicable to the benefits provided to former Scott Paper Company employees; and

         WHEREAS, the Company desires to amend the Plan to clarify offset provisions applicable to the benefits provided to certain employees formerly employed by Commonwealth Energy System; and

         WHEREAS, the Company desires to amend the Plan to clarify the benefit and offset provisions applicable to certain employees formerly employed by Commonwealth Edison of Indiana; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows to be effective as provided herein:

                                       1.

         Effective January 1, 1995, Section 16.1(a) of the Plan shall be amended by deleting such subsection (a) in its entirety and substituting the following in lieu thereof:

                  (a) Former Scott Paper Company Employees. Effective January 1, 1995, notwithstanding any other provision of the Plan to the contrary, with respect to a former, non-collective bargaining unit employee of Scott Paper Company who was employed by Southern Electric International, Inc. as of December 17, 1994 as set forth on Schedule
         2.1 of the Employee Transition Agreement entered into by and among Mobile Energy Services Company, Inc., Southern Electric International, Inc. and Scott Paper Company (hereinafter referred to in this Section 16.1(a) as the "Scott Scheduled Employee"):

                           (1) Such Scott Scheduled Employee shall be eligible
                  to participate in the Plan effective January 1, 1995.

                           (2) Such Scott Scheduled Employee, if and when he
                  attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any other reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Scott Paper Company Pension Plan for Salaried Employees (the "Scott Salaried Plan") which shall be treated as if Accredited Service under this Plan. To calculate such Scott Scheduled Employee's Retirement Income, the Scott Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the applicable reductions, if any, set forth in Article V, Section
                  8.1 and Section 8.2, as appropriate. Thereafter, such Scott Salaried Employee's Accrued Retirement Income shall be reduced by such Employee's accrued benefit in the Scott Salaried Plan, as set forth in Schedule A attached hereto (the "Scheduled Benefit"). Prior to the subtraction of the Scheduled Benefit from the Scott Scheduled Employee's Accrued Retirement Income, the Scheduled Benefit will be reduced to reflect the age at which the Employee's Retirement Income is scheduled to commence (the "Southern Commencement Date") in accordance with the applicable reduction factors set forth in Schedule A.

                           (3) For purposes of calculating the Social Security
                  Offset and the level income option set forth in the last paragraph of Section 5.5, the actual salary history of a Scott Scheduled Employee with Scott Paper Company shall be included. If the actual salary history is not available from Scott Paper Company, such history shall be estimated in accordance with
                  Section 5.4.

                           (4) For vesting purposes, such Scott Scheduled
                  Employee shall be entitled to receive Vesting Years of Service as provided in Section 1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of vesting service accrued under each defined benefit pension plan maintained by Scott Paper Company in which such Scott Scheduled Employee participated.

                                       2.

         Effective January 1, 1998, Section 16.1(b) of the Plan, as amended by the First Amendment and Second Amendment to the Plan, is further amended by deleting such subsection (b) in its entirety and substituting the following in lieu thereof:

                  (b) Former Commonwealth Edison of Indiana Employees. Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, any former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy Resources, Inc. on or before December 31, 1997 and is set forth on a schedule of employees acknowledged by the Retirement Board (hereafter "January 1 ComEd Employees") shall be eligible to participate in the Plan effective January 1, 1998. In addition, any former employee of ComEd who becomes employed by Southern Energy Resources, Inc. on or after January 1, 1998 but prior to April 1, 1998 (hereafter "Date of Employment") and is set forth on the schedule of employees acknowledged by the Retirement Board (hereafter "Pre-April 1 ComEd Employees") shall become a participant as of the first day of the month coincident with or next following such employee's Date of Employment. The following provisions of this subparagraph (b) shall also apply with respect to all January 1 ComEd Employees and Pre-April 1 ComEd Employees (hereafter jointly referred to as "ComEd Scheduled Employees"):

                           (1) Such ComEd Scheduled Employee, if and when he
                  attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive the greater of A or B below:

                  (A) Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan (the "ComEd Plan") which shall be treated as if Accredited Service under this Plan. To calculate such ComEd Scheduled Employee's Retirement Income under this subsection (A), the ComEd Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, subject to the provisions of Article XV of the Plan, shall first be reduced by the Employee's accrued benefit in the ComEd Plan, determined as if he retired from ComEd at his normal retirement age, as that term is defined in the ComEd Plan on December 31, 1997 and as set forth on Schedule B attached hereto (the "ComEd Reduction Amount"). For each full year of Accredited Service with an Employing Company earned by a ComEd Scheduled Employee, up to a maximum of 10 years, the ComEd Reduction Amount shall be reduced by 5% with the maximum reduction equal to 50% of the original ComEd Reduction Amount. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V (subject to the provisions in Article XV), Section
                           8.1 and Section 8.2, as appropriate.

                  (B) Retirement Income based on his Accredited Service with an Employing Company and disregarding any service accrued under the ComEd Plan, subject to applicable reductions, if any, in accordance with
                           Article V (subject to the provisions in Article XV),
                           Section 8.1 and Section 8.2, as appropriate.

                           (2) For purposes of calculating the level income
                  option set forth in the last paragraph of Section 5.5, the actual salary history of a ComEd Scheduled Employee with ComEd shall be included. If the actual salary history is not available from ComEd, such history shall be estimated in accordance with Section 5.4.

                           (3) For vesting purposes, such ComEd Scheduled
                  Employee shall be entitled to receive Vesting Years of Service as provided in Section 1.41 and, in addition, shall be entitled to vesting service equal to the years of service accrued under the ComEd Plan.

                                       3.

         Effective January 1, 1999, Section 16.1(c) of the Plan, as added by the Third Amendment to the Plan and amended by the Fourth Amendment to the Plan, shall be amended by deleting such subsection (c) in its entirety and substituting the following in lieu thereof:

         (c)      Former Commonwealth Energy System Employees.

                           (1) Effective January 1, 1999, notwithstanding any
                  other provision of the Plan to the contrary, any former employees of Commonwealth Energy System ("CES") who were employed by Southern Energy Resources, Inc. and are set forth on Schedule C attached hereto (hereinafter "CES Employees") shall be included in the Plan as of the first day of the month coincident with or next following the later of the CES Employee's employment date or the date on which he first completes an Eligibility Year of Service as provided in Paragraph (5) below.

                           (2) CES Employees who (A) were actively employed by
                  CES on January 1, 1997 and (B) attain their fortieth (40th) birthday on or before January 1, 2002 shall not be subject to provisions of Article XV of the Plan.

                           (3) If and when a CES Employee attains his Early
                  Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, he shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the Credited Service as defined under The Pension Plan for Employees of Commonwealth Energy System and Subsidiary Companies (the "CES Plan") which shall be treated as Accredited Service under this Plan. However, after applicable reductions for early commencement as provided in Article V, Section 8.1 and Section 8.2, as appropriate, but prior to adjustments for forms of payment, a CES Employee's Accrued Retirement Income will be reduced by the benefit attributable to Credited Service accrued by a CES Employee under the CES Plan as set forth in Schedule C attached hereto (the "Scheduled Benefit"). Prior to the Scheduled Benefit being subtracted from a CES Employee's Retirement Income, it will be reduced to reflect the age at which the CES Employee's Retirement Income is scheduled to commence (the "Southern Commencement Date"). Such early retirement reductions shall be determined (A) for a CES Employee who is at least age 55 but not yet 65 on his Southern Commencement Date, by applying the factors set forth in the definition of Actuarial Equivalent contained in Section 8 of Schedule D attached hereto for each calendar month by which the Southern Commencement Date precedes his sixty-fifth (65th) birthday; and (B) for a CES Employee who is under age 55 on his Southern Commencement Date, by first applying the reduction factors in (A) for ages 55 to 65 and then applying an additional reduction equal to one-third of one-percent (.333%) for each calendar month by which the Southern Commencement Date precedes his fifty-fifth (55th) birthday. Notwithstanding the above, the Scheduled Benefit of CES Employees who are specifically designated on Schedule C to have 75 points shall not be subject to the early retirement reductions described in (A) above but shall be subject to those reductions described in (B) above (relating to those CES Employees with a Commencement Date that precedes their fifty-fifth (55th) birthday), if applicable.

                           (4) For purposes of calculating Retirement Income,
                  such CES Employee's actual salary history with CES shall be included. With respect to determining the Social Security Offset and the level income option set forth in the last paragraph of Section 5.5, if the actual salary history is not available from CES, such history shall be estimated in accordance with Section 5.4.

                           (5) For vesting and participation purposes, such CES
                  Employee shall be entitled to receive Vesting and Eligibility Years of Service as provided under the Plan and, in addition, shall be entitled to vesting and eligibility service equal to the years of service as defined and accrued under the CES Plan.

                           (6) Notwithstanding any provision in this Plan to the
                  contrary, a CES Employee's Retirement Income will not be less than the greater of (A) his Retirement Allowance or (B) his vested benefit, as described in Schedule D attached hereto which summarizes the benefit provisions provided by the CES Plan on December 31, 1998, as of the earlier of his retirement, termination of employment, or December 31, 2001. Such determination will be made prior to any adjustment for forms of payments.

                           (7) For purposes of this 16.1(c), Earnings shall mean
                  the following:

                           (A) With respect to Paragraph (3) above, for periods on and after January 1, 1999, Earnings is defined in Paragraph 1.13 and for periods before January 1, 1999, Earnings shall have the same meaning as the term "Compensation" as provided under the CES Plan during the applicable period.

                           (B) With respect to determining the minimum benefit provided in Paragraph (6) above, Earnings shall have the same meaning as Compensation as provided under the CES Plan prior to January 1, 1999 and from the period January 1, 1999 to December 31, 2001 shall mean the authorized basic rate of compensation at Southern Energy Resources, Inc. ("SERI") as in effect on January 1 each year, converted to an annual basis, exclusive of all compensation in the form of pay for overtime, commissions, bonuses and the like; but inclusive of amounts deferred under a salary reduction agreement for that year. Notwithstanding anything contained herein to the contrary, a CES Employee's Compensation for any Plan Year as determined under the preceding sentence shall not exceed $150,000.00 (or such higher limit as determined by the Secretary of the Treasury under Section 401(a)(17) of the Code).

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officer, has adopted this Fifth Amendment to The Southern Company Pension Plan pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ____ day of , 2000, to be effective as stated herein.

                         SOUTHERN COMPANY SERVICES, INC.


                         By:
                            --------------------------------------------------

                         Title:
                               -----------------------------------------------
ATTEST

By:      ________________________

Its:     ________________________

                               SIXTH AMENDMENT TO
                              THE SOUTHERN COMPANY

                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997;

         WHEREAS, Southern Energy, Inc. ("SEI"), an Employing Company under the Plan, will through a subsidiary become the employer of certain individuals currently employed by Southern Company Energy Marketing, L.P. ("SCEM") following a reorganization of SCEM;

         WHEREAS, The Southern Company ("Southern") anticipates that in 2001 it will distribute pro rata to the Southern shareholders all of the stock of SEI held by Southern pursuant to a tax-free spin-off under Section 355 of the Internal Revenue Code;

         WHEREAS, in connection with such transaction, Southern and SEI have entered into an Employee Matters Agreement ("Agreement") to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans, and programs, and certain employment matters;

         WHEREAS, the Company desires to amend the Plan to exclude the former SCEM employees from participation in the Plan by virtue of their employment with SEI;

         WHEREAS, the Company desires to amend the Plan to address the spin-off of SEI from Southern, including making such changes as are pursuant to the Agreement;

         WHEREAS, the Company desires to amend the Plan to authorize participation by employees represented by the International Brotherhood of Electrical Workers Local 1208 and Office and Professional Employees International Union Local 455, pursuant to negotiated collective bargaining agreements;

         WHEREAS, the Company desires to amend the Plan to clarify the Accredited Service awarded under the Prior Plans;

         WHEREAS, the Company desires to amend the Plan to make certain technical changes and to reflect recent changes in the law; and

         WHEREAS, the Company is authorized, pursuant to Section 13.1 of the Plan, to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as of January 1, 1997, unless indicated otherwise below:

                                       1.

         The first paragraph of Section 1.36, "Social Security Offset," shall be amended, effective January 1, 1998, to read as follows:

                  1.36 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through
         (e) below which shall exceed $168 per month on and after January 1, 1989, $250 per month on and after January 1, 1991, for Employees who
         (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan as amended, $325 per month on and after January 1, 1996, and for Employees who are covered under a collective bargaining agreement with IBEW Local 1208, $350 per month on and after January 1, 1998, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4 and shall be determined pursuant to the following, as applicable:

                                       2.

         Article II, "Eligibility," shall be amended by adding the following new
Section 2.8 to the end:

2.8 Exclusion of Certain Employees of Southern Energy Resources, Inc. Notwithstanding any other provision of this Article II, the following Employees who would otherwise be eligible to participate in the Plan by virtue of their employment by Southern Energy Resources, Inc. ("SERI") shall not be eligible to participate in the Plan:

                  (a) individuals employed by Southern Company Energy Marketing, L.P. ("SCEM") on December 22, 2000;

                  (b) Employees hired by SERI on or after December 23, 2000, who are employed in the Americas Group and whose job function is listed on Attachment A attached hereto.

                                       3.

         Section 2.8, "Exclusion of Certain Employees of Southern Energy Resources, Inc.," shall be amended to read as follows, effective as of the Group Status Change Date as defined in the Agreement:

                  2.8 Exclusion of Certain Employees of Southern Energy, Inc. Notwithstanding any other provision of this Article II, Employees who are eligible to participate in the Plan by virtue of their employment by Southern Energy, Inc. or any subsidiary or affiliate thereof shall not be eligible to participate in the Plan.

                                       4.

         Section 4.1, "Accredited Service pursuant to Prior Plan," shall be deleted in its entirety and replaced with the following:

4.1      Accredited Service pursuant to Prior Plan.

         (a) Each Employee who participated in the Prior Plans shall be credited with such Accredited Service, if any, earned under such Prior Plans as of December 31, 1996.

         (b) In addition to any Accredited Service credited under Section 4.1(a), an Employee shall be entitled to Accredited Service determined under the Prior Plans, without regard to the age requirement for eligibility to participate in the Prior Plans, in excess of the Accredited Service determined under the Prior Plans (including the age requirement for eligibility to participate in the Prior Plans). Such Accredited Service shall be considered Accredited Service after December 31, 1985 for purposes of calculating an Employee's Retirement Income under Articles V, XV or XVII.

                                       5.

         Section 4.4, "Accrual of Retirement Income during period of total disability," shall be amended by adding the following new subsection (e) (and redesignating the current subsection (e) as subsection (f)):

                  (e) (i) If an Employee's Disability Leave terminates on or after his Normal Retirement Date and he fails to return to the employment of an Employing Company within sixty (60) days after the termination of such leave, his service shall be deemed to have terminated upon the termination of his Disability Leave and such termination of service shall be deemed to constitute his retirement under Section 3.3.

                           (ii) An Employee whose Disability Leave continues beyond his Normal Retirement Date based on entitlement to long-term disability benefits under a long-term disability plan of an Employing Company shall have payment of his Retirement Income suspended pursuant to Code Section 411(a)(3)(B) until he is no longer eligible under a long-term disability plan of an Employing Company. Such Employee shall then receive Retirement Income determined as of the date such eligibility ends. However, if the Employee's Disability Leave continues after the date the Employee ceases to be eligible for the long-term disability plan of an Employing Company based on entitlement to Social Security Disability benefits, his Retirement Income for the period after his Normal Retirement Date shall be determined under Subsection
                           (iii).

                           (iii) An Employee whose Disability Leave continues for any period after his Normal Retirement Date based solely on his entitlement to Social Security Disability benefits shall receive Retirement Income as of his Deferred Retirement Date. However, if his Deferred Retirement Date occurs in a Plan Year subsequent to the Plan Year in which occurs his Normal Retirement Date, his Retirement Income shall not be less than his Retirement Income adjusted for commencement after his Normal Retirement Date. For the Plan Year following the Plan Year in which occurs the Employee's Normal Retirement Date, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such date or the Actuarial Equivalent of his Retirement Income computed as of his Normal Retirement Date. For the next Plan Year, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his adjusted Retirement Income computed as of the end of the prior Plan Year. This process shall be repeated each Plan Year until the termination of his Disability Leave.

                                       6.

         Section 5.7, "Payment of Retirement Income," shall be amended, effective January 1, 2000, by adding the following to the end of the second paragraph:

         However, if an Employee fails to make an election pursuant to this
         Section 5.7 within the thirty (30) day period immediately preceding his Retirement Date, his Retirement Income shall be determined as of his Retirement Date and payment thereof shall commence as soon as administratively feasible following his election to retire, provided his election occurs not more than ninety (90) days after his Retirement Date. If the election is made more than ninety (90) days following an Employee's Retirement Date, his benefits shall commence as soon as administratively feasible and his Retirement Income shall be determined as of the first day of the month following submission of his election.

                                       7.

         Subsection (3) of Section 5.9(b), "Required minimum distributions," shall be deleted in its entirety and replaced with the following:

(3) With respect to an Employee who retires after attaining age 70-1/2 and who has not previously commenced receipt of his Retirement Income pursuant to this Section 5.9(b) while an Employee of an Affiliated Employer, the amount of his Retirement Income shall be computed as of the end of the Plan Year the Employee attains age 70-1/2 and shall be recomputed as of the close of each Plan Year thereafter and preceding his Deferred Retirement Date. With respect to each Plan Year following the Plan Year the Employee attains age 70-1/2, his Retirement Income shall equal the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his Retirement Income computed as of the end of the Plan Year he attains age 70-1/2. For the next Plan Year, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his adjusted Retirement Income computed as of the end of the prior Plan Year. This process shall be repeated each Plan Year until his Deferred Retirement Date.

                                       8.

         Section 5.9(b), "Required minimum distributions," shall be amended by adding a new subsection (4) as follows:

(4) If a former Employee who is receiving Retirement Income shall be reemployed by any Affiliated Employer as an Employee and his Retirement Income is suspended in accordance with Section 5.10(b), the Retirement Income payable upon his subsequent retirement shall be adjusted in accordance with Section 5.9(b)(3) if his subsequent retirement occurs after he attains age 70-1/2, but shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment in accordance with Section 5.10(b).

                                       9.

         Section 5.10, "Suspension of Retirement Income for reemployment," shall be renamed "Suspension of Retirement Income," and shall be amended to read as follows:

                  5.10     Suspension of Retirement Income.

                           (a) The Retirement Income of an Employee who remains in active service after his Normal Retirement Date shall be suspended for each calendar month after his Normal Retirement Date during which he completes forty (40) or more Hours of Service, pursuant to ERISA Section 203(a)(3)(B) ("ERISA Section 203(a)(3)(B) Service").

                           (b) If a former Employee who is receiving Retirement Income shall be reemployed by any Affiliated Employer as an Employee and shall not elect to waive his right to participate under the Plan or the pension plan of the Affiliated Employer, whichever applies, his Retirement Income shall be suspended for each calendar month after his reemployment during which he is employed in ERISA Section 203(a)(3)(B) Service. The Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

                           (c) No payment shall be suspended by the Plan pursuant to this Section 5.10 unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month in which the Plan withholds payments that his Retirement Income is suspended.

                           (d) If the payment of Retirement Income has been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA Section 203(a)(3)(B) service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA Section 203(a)(3)(B) service and the resumption of payments.

                                       10.

         Effective for plan years beginning on or after January 1, 2000, Section 6.4, "Limitation on benefits from multiple plans," Section 6.5, "Special rules for plans subject to overall limitations under Code Section 415(e)," and Section 6.6, "Combination of plans," shall be deleted in their entirety and replaced with the following (and Section 6.7 shall be renumbered as Section 6.5):

                  6.4      Limitations on benefits from multiple plans.

                           (a) For purposes of the limitations described in
                           Section 6.1 of the Plan and Section 415 of the Code, all defined benefit plans (whether or not terminated) maintained by an Affiliated Employer shall be treated as one defined benefit plan.

                           (b) Notwithstanding any provisions contained herein to the contrary, in the event that an Employee participates in another defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to an Employee exceed the limitations contained in Code
                           Section 415(b), corrective adjustments shall first be made under this Plan.

                                       11.

         Subsection (c) of Section 8.5, "Calculation of present value for cash-out of benefits and for determining amount of benefits," shall be deleted in its entirety and replaced with the following, effective as of January 1, 2001:

                           (c) For purposes of this Section 8.5, "Applicable Interest Rate" shall be calculated by using the annual rate of interest on 30-year Treasury securities for the month of August in the Plan Year which precedes the Plan Year in which such present value is determined and by using the prevailing commissioners' standard table used to determine reserves for group annuity contracts in effect on the date as of which the present value is being determined. Notwithstanding the foregoing, for the Plan Year beginning January 1, 2001, the Applicable Interest Rate shall be calculated using the annual rate of interest on 30-year Treasury securities for the month of August, or for the month of November, in the Plan Year which precedes such Plan Year, whichever month produces the greater amount.

                                       12.

         Effective on and after the date this amendment is adopted, Article XVII of the Plan shall be amended in its entirety to read as set forth below:

                                                   Article XVII

                  17.1 Definition of Terms Used in this Article XVII and the SEPCO Schedule.

                           (a) "SEPCO" shall mean Savannah Electric and Power Company.

                           (b) "SEPCO Plan" shall mean the Employees' Retirement Plan of Savannah Electric and Power Company, as amended and restated January 1, 1997.

                           (c) "SEPCO Schedule" shall mean the Schedule attached to the Plan and made a part thereof containing the provisions of the SEPCO Plan as merged into the Plan effective January 1, 1998 which shall apply to SEPCO Employees and Covered SEPCO Employees.

                           (d) "SEPCO Employee" shall mean an Employee as defined in the SEPCO Plan having an Hour of Service under the SEPCO Plan on or after January 1, 1997. This shall include persons represented by a collective bargaining agent where such agent and SEPCO have mutually agreed to participate in the Plan. This shall not include employees who are hired or rehired at SEPCO after December 31, 1997 or rescind a waiver of participation under Section 3.8 of the SEPCO Plan or SEPCO Schedule on or after January 1, 1998 that was in effect on December 31, 1997. Notwithstanding anything to the contrary above, Covered SEPCO Employees shall be considered SEPCO Employees unless otherwise provided in this Article XVII or otherwise required by law.

                           (e) "Covered SEPCO Employee" shall mean an Employee or former Employee who is or was represented by the International Brotherhood of Electrical Workers ("IBEW") Local 1208 or the Office and Professional Employees International Union ("OPEIU") Local 455, who has an Hour of Service under the SEPCO Plan or SEPCO Schedule on or after January 1, 1997. An Employee who is represented by IBEW Local 1208 and is hired or re-hired on or after January 1, 1999 or who is represented by OPEIU Local 455 and is hired or re-hired on or after January 1, 2000 shall not be considered a Covered SEPCO Employee. Rather, such Employee shall be treated only as an Employee under the Plan.

                  17.2     [RESERVED]

                  17.3     SEPCO Employees Eligibility in the New Pension
                           Program

                           (a) The following SEPCO Employees shall be subject to this Section 17.3 of the Plan:

                                    (1) SEPCO Employees, including Covered SEPCO
                                    Employees, who are actively employed by
                                    SEPCO on January 1, 1997 but who will not attain their fortieth (40th) birthday on or before January 1, 2002, or

                                    (2) SEPCO Employees, including Covered SEPCO
                                    Employees, who are hired or re-hired by
                                    SEPCO after January 1, 1997, or

                                    (3) SEPCO Employees who are not members of an eligible class of SEPCO Employees on or after January 1, 1997 and have not previously participated in the SEPCO Plan.

                           (b) The monthly Retirement Income payable as a single life annuity to a SEPCO Employee described in Section 17.3(a) (or his Provisional Payee) who retires from the service of SEPCO or another Employing Company at his Normal Retirement Date or Deferred Retirement Date (before adjustment for a Provisional Payee designation, if any) after January 1, 1997, subject to the limitations in Article VI, shall be the greater of (1) and (2) below:

                                    (1) 1.0% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service, without application of the limitation described in
                                    Section 4.2(e), to his Normal Retirement
                                    Date or Deferred Retirement Date; or

                                    (2) $25 multiplied by his years (and
                                    fraction of a year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date.

                           (c) Notwithstanding paragraph (b) above, if the Allowance of a SEPCO Employee determined under the SEPCO Schedule as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to receive payments of such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

                           (d) Notwithstanding paragraphs (b) and (c) above, Retirement Income or Allowance, as the case may be, determined with respect to a SEPCO Employee under this Article XVII who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income or Allowance which would have been payable with respect to such SEPCO Employee commencing on his earlier Retirement Date had (1) the SEPCO Employee retired on his earlier Retirement Date which would have resulted in the greatest Retirement Income or Allowance and (2) such Retirement Income or Allowance commencing on such earlier Retirement Date been payable in the same form as his Retirement Income or Allowance commencing on his Normal Retirement Date or Deferred Retirement Date.

                           (e) With respect to SEPCO Employees described in this
                           Section 17.3 who retire before their Normal
                           Retirement Date, the monthly amount of Retirement Income provided in paragraph (b) above shall be reduced in accordance with Section 5.5.

                           (f) With respect to Covered SEPCO Employees described in this Section 17.3 (or their Provisional Payees), the monthly amount of Retirement Income provided in paragraphs (b) through (e) above shall become payable as of the later of (i) the first of the month following the Covered SEPCO Employee's retirement, or
                           (ii) January 1, 1998.

                           (g) Covered SEPCO Employees who retired or terminated employment prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, and who commenced payment of an Allowance under the SEPCO Schedule shall receive a lump sum payment which is the actuarial equivalent of the difference, if any, between the Retirement Income payable pursuant to paragraphs (b) through (e) above and the Allowance they have previously received determined from their date of retirement to the earlier of their date of death or the date payment under this paragraph (g) is made. Such lump sum payments shall be made as soon as administratively feasible following adoption of these provisions. The monthly payments pursuant to paragraphs (b) through
                           (e), if greater than the Covered SEPCO Employee's Allowance, shall be made thereafter.

                           (h) The Provisional Payees of Covered SEPCO Employees described in Section 17.3 who died prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, after having commenced payment of an Allowance under the SEPCO Schedule, shall receive a lump sum payment that is the actuarial equivalent of the difference, if any, between the survivor benefits under the Plan and the survivor benefits under the SEPCO Schedule that the Provisional Payees have previously received determined from the date of the Covered SEPCO Employee's death through the earlier of (i) the Provisional Payee's date of death, or (ii) the date payment is made under this paragraph (h) to the Provisional Payee. Thereafter, monthly payments shall be made to the Provisional Payee in accordance with
                           Section 17.5(h) of this Article XVII.

                           (i) For purposes of subsections (g) and (h) of this
                           Section 17.3, actuarial equivalent shall mean the value of such lump sum payment determined as of the date of distribution of the lump sum applying the Applicable Interest Rate as defined in Section 8.5(c) of the Plan and using the prevailing commissioners' standard table used to determined reserves for group annuity contracts in effect on the date as of which the present value is being determined.

         17.4 SEPCO Employees Not Described in 17.2 or 17.3. SEPCO Employees not described in Section 17.2 or 17.3 above shall be eligible for a benefit under the Plan as described in this Section 17.4, notwithstanding any other provision of the Plan or SEPCO Schedule to the contrary.

                  (a) A SEPCO Employee shall be eligible to participate in the Plan and receive Retirement Income thereunder as determined under the Plan's terms and this Article XVII. Notwithstanding the preceding sentence, if such SEPCO Employee's Allowance determined as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to commence payments of such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

                  (b) Notwithstanding paragraph (a) above, only with respect to SEPCO Employees who have attained age fifty (50) and have ten
                  (10) or more years of Credited Service on or before January 1, 1997 or who have attained age 55 on or before January 1, 1997, such SEPCO Employees shall be entitled to receive the greater of their Allowance or Retirement Income upon retirement.

                  (c) Covered SEPCO Employees who are described in this Section
                  17.4 (or their Provisional Payees) shall receive the monthly benefit described in paragraph (a) for months beginning on the later of (i) the first of the month following their retirement, or (ii) January 1, 1998.

                  (d) A Covered SEPCO Employee who retires or terminates employment prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, and who commences payment of an Allowance under the SEPCO Schedule before such date shall receive a lump sum payment which is the actuarial equivalent of the difference, if any, between the benefits payable pursuant to paragraph (a) above and the Allowance they have previously received determined from their date of retirement to the earlier of their date of death or the date a lump sum payment is made pursuant to this paragraph
                  (d). Such lump sum payments shall be made as soon as administratively feasible following adoption of these provisions. The monthly payments pursuant to paragraph (a) shall be made thereafter.

                  (e) The Provisional Payee of a Covered SEPCO Employee described in this Section 17.4 who died prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW, and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, after having commenced payment of an Allowance under the SEPCO Schedule shall receive a lump sum payment that is the actuarial equivalent of the difference, if any, between the survivor benefits under the Plan and the survivor benefits under the SEPCO Schedule that the Provisional Payee has previously received determined from the date of the Covered SEPCO Employee's death through the earlier of (i) the Provisional Payee's date of death, or (ii) the date payment is made to the Provisional Payee under this paragraph (e). Thereafter, monthly payments shall be made in accordance with
                  Section 17.5(h) of this Article XVII.

                  (f) For purposes of subsections (d) and (e) of this Section 17.4, actuarial equivalent shall mean the value of such lump sum payment determined as of the date of distribution of the lump sum applying the Applicable Interest Rate as defined in
                  Section 8.5(c) of the Plan and using the prevailing commissioners' standard table used to determined reserves for group annuity contracts in effect on the date as of which the present value is being determined.

                  17.5 Special Transition Rules. Notwithstanding any other provisions in the Plan to the contrary, SEPCO Employees who participate in the Plan shall be subject to the following transition rules.

                           (a) In determining the greater benefit as required under Sections 17.3 and 17.4, the form of payment and any early retirement reductions with respect to the payment of Retirement Income as set forth in Articles V and VII of the Plan and of an Allowance as set forth in Articles 5 and 7 of the SEPCO Schedule shall be considered. For purposes of making the preceding determination, (1) the applicable Allowance shall first be converted to a monthly payment, and (2) the Retirement Annuities described in Article 2 of the SEPCO Schedule shall be taken into account consistent with Section 5.01 of the SEPCO Schedule.

                           (b) With respect to eligibility to participate in the Plan, all SEPCO Employees employed by SEPCO on December 31, 1997 who are not already eligible to participate in the Plan shall be immediately eligible to participate in the Plan.

                           (c) SEPCO Employees who were eligible to participate in the SEPCO Plan on December 31, 1997 shall have their Vesting Years of Service determined as if their anniversary date of hire is January 1. All SEPCO Employees who participate in the Plan shall be credited with Vesting Years of Service based upon the terms of the Plan for periods of service on and after January 1, 1998, and based upon the Continuous Service such SEPCO Employees accrued under the SEPCO Plan prior to January 1, 1998.

                           (d) (1) For SEPCO Employees (other than Covered SEPCO Employees):

                                            (A) For periods of service on and
                                            after January 1, 1998, Accredited
                                            Service for SEPCO Employees shall be
                                            determined in accordance with the
                                            Plan.

                                            (B) For periods of service on and
                                            after January 1, 1998, with respect
                                            to any Allowance a SEPCO Employee
                                            may be entitled to under the SEPCO
                                            Schedule, such Allowance shall be
                                            determined using Accredited Service
                                            in place of Credited Service.

                                            (C) For periods of service prior to
                                            January 1, 1998, the Credited
                                            Service of a SEPCO Employee shall be
                                            used to determine such SEPCO
                                            Employee's Allowance and Retirement
                                            Income accrued prior to January 1,
                                            1998.

                                            (D) When calculating a SEPCO
                                            Employee's Retirement Income prior
                                            to June 1, 2000, the maximum amount
                                            of Accredited Service and Credited
                                            Service that will be considered is
                                            forty-three (43) years.

                                    (2)     For Covered SEPCO Employees:

                                            (A) For periods of service on and
                                            after January 1, 2001, Accredited
                                            Service for Covered SEPCO Employees
                                            shall be determined in accordance
                                            with the Plan.

                                            (B) For periods of service on and
                                            after January 1, 2001, with respect
                                            to any Allowance a Covered SEPCO
                                            Employee may be entitled to under
                                            the SEPCO Schedule, such Allowance
                                            shall be determined using Accredited
                                            Service in place of Credited
                                            Service.

                                            (C) For periods of service prior to
                                            January 1, 2001, the Credited
                                            Service of a Covered SEPCO Employee
                                            shall be used to determine such
                                            Covered SEPCO Employee's Allowance
                                            and Retirement Income accrued prior
                                            to January 1, 2001. Such Credited
                                            Service shall count as Accredited
                                            Service to determine eligibility for
                                            retirement at age fifty pursuant to
                                            paragraph (g) below.

                                            (D) When calculating a Covered SEPCO
                                            Employee's Retirement Income under
                                            Section 17.4 prior to June 1, 2000,
                                            the maximum amount of Accredited
                                            Service and Credited Service that
                                            will be considered is forty-three
                                            (43) years.

                           (e) For purposes of calculating Retirement Income for a SEPCO Employee, Compensation determined under the SEPCO Plan, excluding unused accrued vacation, shall be used in place of Earnings for periods of service prior to January 1, 1998.

                           (f) The Normal Retirement Date of a SEPCO Employee shall always be determined in accordance with the SEPCO Plan prior to January 1, 1998 and the SEPCO Schedule on and after January 1, 1998.

                           (g) (1) A SEPCO Employee may retire if he has either attained age fifty-five (55) or attained age fifty (50) and has at least ten
                                    (10) years of Accredited Service as
                                    determined under this Article XVII. A SEPCO
                                    Employee who retires because he has attained age fifty (50) and has ten (10) years of Accredited Service may not commence receipt of his Retirement Income or Allowance until on or after January 1, 1998.

                                    (2) A SEPCO Employee who retires under
                                    paragraph (1) above having at least ten (10) years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section
                                    5.5 (excluding the third paragraph thereof) and this Article XVII or (B) Allowance determined under this Article XVII and in addition applying a reduction of one-third of one percent ([OBJECT OMITTED]%) for each calendar month by which the commencement date precedes the first day of the month following any such Employee's attainment of his fifty-fifth (55th) birthday. However, effective for SEPCO Employees who retire on or after June 1, 2000, the term three-tenths of one percent (0.3%) shall replace one-third of one percent ([OBJECT OMITTED]%) in the preceding sentence.

                                    (3) A SEPCO Employee who retires or
                                    terminates under paragraph (1) above after attaining age 55 having less than ten (10) years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section
                                    8.2 (without regard to the ten (10) years of Accredited Service requirement) and this
                                    Article XVII or (B) Allowance determined under this Article XVII.

                           (h) On and after January 1, 1998, the Provisional Payees of SEPCO Employees who are not Covered SEPCO Employees shall only be entitled to benefits as provided in Article VII of the Plan. On or after January 1, 1998 but on or before December 31, 2000, Provisional Payees of Covered SEPCO Employees shall be entitled to benefits equal to the greater of (i) the benefits provided for in Article VII of the Plan, or (ii) the benefits provided for in Article 7 of the SEPCO Schedule. Provisional Payees of Covered SEPCO Employees who retire, terminate employment or die on or after January 1, 2001 shall only be entitled to benefits as provided in Article VII of the Plan.

                           (i) With respect to the accrual of Retirement Income or an Allowance during a period of total disability, SEPCO Employees incurring a disability on and after January 1, 1998 shall only be subject to the provisions of Section 4.4 of the Plan.

                                    Notwithstanding the above, a Covered SEPCO
                           Employee who incurs a disability on or after January 1, 1998 but on or before December 31, 2000 shall accrue Retirement Income or an Allowance equal to the greater of : (i) his Retirement Income determined under Section 4.4 of the Plan, or (ii) his Allowance determined under the SEPCO Schedule. Covered SEPCO Employees who become disabled on or after January 1, 2001 shall only be entitled to benefits as provided in Section 4.4 of the Plan.

                           (j) (1) The options for payment described in Sections 7.1(c) and (d) and Sections 7.6(c) and (d) may be elected by SEPCO Employees who are not Covered SEPCO Employees and who retire or terminate on or after January 1, 1998 and by Covered SEPCO Employees who retire or terminate on or after (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW, and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU.

                                    (2) Notwithstanding Section 17.3, SEPCO
                                    Employees who terminate or retire in 1997 and Covered SEPCO Employees who terminate or retire prior to January 1, 2001 and commence receipt of an Allowance shall not be eligible to change the form of benefit elected under the SEPCO Plan even if such SEPCO Employees are entitled to receive Retirement Income under this Article XVII.

                                    (3) Notwithstanding Section 7.07(a)(Option ii) of the SEPCO Schedule, SEPCO Employees who are not Covered SEPCO Employees shall not be eligible to elect a 75% joint and survivor annuity. Covered SEPCO Employees, however, shall be allowed to elect a 75% joint and survivor annuity pursuant to
                                    Section 7.07(a)(Option ii) before January 1,
                                    2001.

                           (k) SEPCO Employees may elect in accordance with the SEPCO Schedule to have their benefit, whether paid as Retirement Income or an Allowance, adjusted to take into account their old-age insurance benefit under Title II of the Social Security Act. In the event that a SEPCO Employee's Retirement Income is greater than his Allowance under Section 17.3 or 17.4, the old age insurance benefit used to compute such Retirement Income shall be used to determine the amount payable under Section 5.04 of the SEPCO Schedule.

                           (l) Notwithstanding anything in this Article XVII to the contrary, the Accrued Benefit of any SEPCO Employee shall not be less than the Accrued Benefit such SEPCO Employee derived under the SEPCO Plan as of the earlier of retirement, termination or December 31, 1997.

         17.6     Transfers of SEPCO Employees.

                  (a) With respect to a transfer of employment from an Employing Company other than SEPCO to SEPCO, (1) occurring prior to January 1, 1998, the person will be treated as a SEPCO Employee under this Article XVII or (2) occurring on or after January 1, 1998, the person will be treated as an Employee under the terms of the Plan. Notwithstanding the foregoing, a person transferring to SEPCO as a Covered SEPCO Employee on or after January 1, 1998 will be treated as a SEPCO Employee. Only persons transferring to SEPCO as a Covered SEPCO Employee on or after January 1, 2001 will be treated as an Employee.

                  (b) With respect to a transfer of employment from SEPCO to an Employing Company, (1) occurring prior to January 1, 1997, the person will be treated like an Employee under Sections 4.6(a),
                  (c) and (d) of the Plan provided that any Retirement Income or Allowance payable to the Employee shall be determined in accordance with Section 17.5(a), (g), (j) and (k) or (2) occurring on or after January 1, 1997, the person will be treated as a SEPCO Employee or Covered SEPCO Employee, whichever is applicable, under this Article XVII.

         17.7 Application of Plan to SEPCO. To the extent not inconsistent with the provisions of this Article XVII, all the provisions of the Plan are applicable to SEPCO Employees and Covered SEPCO Employees.

                                       13.

         Section 1.14 of the SEPCO Schedule, the definition of "Employee," shall be deleted in its entirety and replaced with the following new definition:

                  1.14 "Employee" shall mean any person regularly employed by the Company who receives regular stated salary, or wages paid directly by the Company as (a) a regular full-time employee,
                  (b) a regular part-time employee, (c) a cooperative education employee or (d) a temporary employee paid directly or indirectly by the Company. Notwithstanding the preceding sentence, on and after January 1, 1998 but before January 1, 2001, "Employee" shall be limited to Covered SEPCO Employees as defined in Article XVII of the Plan. Thereafter, no person employed by the Company shall be an "Employee" under this SEPCO Schedule. For purposes of this Section 1.14, temporary employee means a full-time or part-time employee who provides services to the Company for a stated period of time after which period such employee will be terminated from employment. The term Employee shall also include Leased Employees within the meaning of Code ss. 414(n) (2). Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of Code ss. 414(n)(5)(C)(ii), the term Employee shall not include those Leased Employees covered under the SEPCO Schedule described in Code ss. 414(n)(5). The term Employee for participation purposes shall not include any individual who is classified by the Company as an independent contractor or temporary employee (unless with respect to a temporary employee who is grandfathered under this SEPCO Schedule) regardless of whether such classification is in error.

                                       14.

         Southern Energy, Inc. shall be removed as an Employing Company in Appendix A of the Plan, effective as of the "Group Status Change Date," as defined in the Agreement.

                                       15.

         Except as amended herein by this Sixth Amendment, the Plan shall remain in full force and effect as amended and restated by the Company prior to the adoption of this Sixth Amendment.

         IN WITNESS WHEREOF, Southern Company Services, Inc. through its duly authorized officer, has adopted this Sixth Amendment to The Southern Company Pension Plan this ____ day of _________________, 2000, to be effective as stated herein.

                                  SOUTHERN COMPANY SERVICES, INC.


                                  By: _____________________________________

                                  Title:___________________________________



ATTEST:

By:  _________________________________________________________

Title:________________________________________________________